Oppenheimer Quest Global Value Fund, Inc.SM

REPORT HIGHLIGHTS
Fund Objective Oppenheimer Quest Global Value Fund, Inc.SM seeks long-term capital appreciation.
CONTENTS
1	Shareholder Letter
2	An Interview with Your Fund’s Managers
7	Financial Statements
28	Officers and Directors

Cumulative Total Returns*
	For the Six-Month Period Ended 5/31/01
	Without Sales Chg.	With Sales Chg.

Class A	0.87%	–4.93%

Class B	0.53	–4.06

Class C	0.59	–0.33

Average Annual Total Returns*
	For the Year Ended 5/31/01
	Without Sales Chg.	With Sales Chg.

Class A	0.04%	–5.72%

Class B	–0.56	–5.10

Class C	–0.50	–1.41

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 6 for further details.

Dear Shareholder,

It is a pleasure to greet you in my new role as Chairman, President and Chief Executive Officer of OppenheimerFunds. I’m honored to take on this new leadership role, after having served OppenheimerFunds in the capacity of President and Chief Operating Officer since August of 2000.
     I’d also like to acknowledge the contributions of Bridget A. Macaskill, whose vision and efforts have helped build OppenheimerFunds’ reputation as a premier investment firm. During her tenure as Chief Executive Officer, Bridget made tremendous contributions to both the firm and to our fund shareholders. Her extraordinary commitment has positioned OppenheimerFunds for a very bright future, and I thank her for that.
     Our ongoing mission is to provide outstanding investment solutions for our customers. We will continue to strive to deliver products a nd services that help keep you at the forefront of the markets. In partnership with financial advisors, this approach has enabled OppenheimerFunds to help investors pursue their financial goals for more than 40 years.
     While the past year has proven to be challenging in the financial markets, we assure you that our commitment to investment excellence has never been stronger. With this commitment and a clear vision, we are confident that we will meet the challenges that lie ahead. Thank you for your ongoing confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

John V. Murphy
June 29, 2001

1 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND’S MANAGERS

How did Oppenheimer Quest Global Value Fund, Inc. perform during the six months that ended May 31, 2001?

A. Despite a difficult business environment for global markets, we were generally pleased with the Fund’s performance during the period. On an absolute basis, we outperformed our benchmark, the Morgan Stanley Capital International (MSCI) World Index. Compared to its peer group, the Fund’s Class A shares also performed favorably—ranking 42 of 263, 41 of 131 and 6 of 29 global funds for the respective one-, five- and 10-year periods ended May 31, 2001, by Lipper, Inc.[1] In addition, the Fund’s Class A shares received a 4-star (****) overall rating from Morningstar, Inc. for the combined three-, five- and 10-year periods ended May 31, 2001, among 1,327,845 and 158 international equity funds, respectively.[2]

Why was the business environment so difficult during the period?
Evidence continued to mount that the U.S. economy had slowed considerably from its rapid pace a year ago. While not technically a recession, the sharp drop in economic growth—characterized by severe declines in capital spending and consumer confidence as well as rising unemployment—aggravated an already uncertain situation. A steady stream of profit warnings further worried investors, as negative sentiment spilled over to nearly all sectors of the market.

1. Source of data: Lipper, Inc., 5/31/01. Lipper rankings are based on total returns but do not consider sales charges.
2. Morningstar, Inc. rates mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day treasury bills returns, respectively. Overall star rating is the combined 3-, 5- and 10-year ratings for a fund or class and is subject to change monthly. The Fund’s Class A shares are rated 4 stars (3-year), 4 stars (5-year), and 4 stars (10-year) among 1,327,845, and 158 international equity funds, respectively, for the periods ended 5/31/01.

2 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

Federal Reserve Chairman Alan Greenspan moved aggressively to resuscitate the slumping economy, lowering interest rates five times between January and May. Lower interest rates, which decrease companies’ cost of borrowing, typically bode well for stock prices. While the rate cuts clearly boosted the market’s spirits, it may be some time before their effects are fully reflected in the overall economy.
     Meanwhile, the economic conditions overseas caused a variety of different results. Economic growth and consumer confidence remained strong, which helped Europe withstand the U.S. economic downturn, driven largely by ongoing tax reform, low inflation and declining interest rates. Manufacturing continued to enjoy a substantial cost advantage due to weakness in the Euro, the common currency of the European Monetary Union. Howev er, worldwide credit concerns prompted investors to favor securities denominated in U.S. dollars. Japan, on the other hand, struggled with prolonged economic and political uncertainty, although the election of a new Prime Minister raised hopes of needed financial reforms.

How was the Fund managed in this uncertain environment?
We maintained a conservative investment posture, emphasizing investments in what we believe are quality, undervalued companies with limited downside risk and reasonable appreciation potential. Typically, these are well-established companies with strong management, a dominant industry position, significant competitive advantages, high operating cash flow and improving returns on capital. These returns provide an important measure of management’s effectiveness in building value for shareholders, which goes to the core of our investment approach. In essence, we look to uncover companies who se true value is either overlooked or underappreciated by the market and, as a result, are selling for less than what we believe they are actually worth.

3 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND’S MANAGERS

Severe volatility during the period convinced us to take a fairly defensive stance with respect to our security selection. Although the Fund’s sector and country weightings are generally a by-product of our investment process, we tended to gravitate toward high-quality financial, pharmaceutical, consumer and industrial stocks based in the United States, developed Europe and Japan. From a fundamental as well as a geographic perspective, these types of companies are more apt to meet our investment criteria and have proven to be relatively resistant to economic slowing. While this was generally not the case with technology and telecommunications stocks, we selectively added holdings in areas where we felt exceptional management and market leadership made specific companies particularly compelling. We remain cautious of high valuations, though, and t herefore focused on industry leaders that may have been indiscriminately oversold.

Which stocks contributed most to the Fund’s performance?
Although global markets endured numerous pressures during the period, a number of our individual holdings demonstrated considerable resilience. U.S.-based Freddie Mac, a government-sponsored agency that securitizes and guarantees residential mortgages, benefited from a stronger-than-expected housing market and increased refinancing activity due to lower interest rates. Finland-based Nokia Corp., the global leader in wireless communications, continued to gain market share despite cyclical weakness in its business, which we believe is temporary. On the other hand, aerospace giant Boeing Co. declined on fears that a weak economy would hurt commercial aircraft sales, while fast-food leader McDonald’s Corp. traded lower on concerns over the spread of Mad Cow disease in Eur ope.

What is your outlook for the future?
			Lower interest rates have historically been a powerful tonic for the financial markets. But while this environment could prove favorable for the Fund, there really is no substitute for astute
Average Annual Total Returns with Sales Charge
For the Periods Ended 6/30/01[3]
Class A 1-Year	5-Year	10-Year

–9.79%	8.86%	11.51%
Class B 1-Year	5-Year	Since Inception

–9.24%	9.30%	10.62%
Class C 1-Year	5-Year	Since Inception

–5.72%	9.60%	10.44%

			3. See page 6 for further details.

4 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

stock selection. Therefore, we will continue to focus on fundamentally sound, undervalued companies whose individual merits are consistent with realistic expectations. Staying disciplined in the face of uncertain global markets is just one of many reasons why Oppenheimer Quest Global Value Fund, Inc. is an important part of The Right Way to Invest.

	Top Ten Geographical Diversification Holdings[4]
Regional Allocation[4]
	United States	52.2%

	Great Britain	12.5

	Japan	11.6

	France	6.2

	Switzerland	3.3

	Canada	2.6

	The Netherlands	2.0

	Hong Kong	1.8

	Finland	1.2

	Germany	1.1
	Top Ten Common Stock Holdings[5]

	Freddie Mac	4.7%

	Wells Fargo Co.	3.0

	McDonald’s Corp.	2.5

	Texaco, Inc.	2.1

	M&T Bank Corp.	2.0

	Boeing Co.	2.0

	Groupe Danone	1.9

	Boots Co. plc	1.9

	Kroger Co.	1.9

	Citigroup, Inc.	1.8

4. Portfolio is subject to change. Percentages are as of May 31, 2001, and are based on total market value of investments.
	5. Portfolio is subject to change. Percentages are as of May 31, 2001, and are based on net assets.

5 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

6 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

NOTES

Foreign investing entails higher expenses and risks, such as foreign currency fluctuations, economic and political instability, and differences in accounting standards. In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Because of ongoing market fluctuations, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For monthly updates on the Fund’s performance, visit our website, www.oppenheimerfunds.com.

OppenheimerFunds, Inc. became the Fund’s advisor on 11/22/95. The Fund’s sub-advisor is OpCap Advisors, which was the Fund’s advisor prior to 11/2 2/95. The portfolio managers are employed by the Fund’s sub-advisor.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about Oppenheimer Quest Global Value Fund, Inc., including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 7/2/90. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. Class A shares are subject to a maximum annual 0.25% asset-based sales charge, which is currently subject to a voluntary rate reduction.

Class B shares were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “life of class” return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For that reason, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS May 31, 2001 / Unaudited

	Shares	Market Value See Note 1

Common Stocks—97.1%

Basic Materials—6.7%

Chemicals—1.5% BOC Group plc	186,000	$ 2,800,855

Dow Chemical Co.	9,000	322,290

Syngenta AG1	70,181	3,463,237 6,586,382

Metals—3.1% Alcan, Inc.	124,300	5,568,640

Alcoa, Inc.	105,000	4,530,750

Rio Tinto plc	162,926	3,251,910 13,351,300

Paper—2.1% Buhrmann NV	270,000	4,290,975

M-real Oyj, B Shares[1]	172,000	1,253,770

Willamette Industries, Inc.	73,600	3,696,928 9,241,673

Capital Goods—9.7%

Aerospace/Defense—2.6% BAE Systems Holdings, Inc.	528,000	2,625,269

Boeing Co.	137,200	8,628,508 11,253,777

Electrical Equipment—0.5% Hitachi Ltd.	233,000	2,400,202

Industrial Services—2.3% Canon, Inc.	94,000	3,726,140

Compagnie Francaise d’Etudes et de Construction SA (Technip)	33,300	4,939,389

Waste Management, Inc.	51,200	1,432,576 10,098,105

Manufacturing—4.3% Canon Sales Co., Inc.	142,500	1,495,518

ITT Industries, Inc.	136,000	6,345,760

Minnesota Mining & Manufacturing Co.	38,400	4,553,472

Smiths Group plc	231,078	2,793,573

Suez SA	120,000	3,661,632 18,849,955

8 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Market Value See Note 1

Communication Services—7.8%

Telecommunications: Long Distance—5.4% Nippon Telegraph & Telephone Corp.[1]	530	$ 3,282,949

Sprint Corp. (Fon Group)	328,000	6,661,680

Telekomunikacja Polska SA, GDR	395,000	2,034,250

Verizon Communications, Inc.	78,423	4,301,502

WorldCom, Inc.[1]	413,005	7,368,009 23,648,390

Telephone Utilities—1.6% SBC Communications, Inc.	157,900	6,797,595

Telecommunications: Wireless—0.8% Panafon Hellenic Telecom SA, GDR	557,310	3,427,457

Telesp Celular Participacoes SA	40	— 3,427,457

Consumer Cyclicals—9.2%

Autos & Housing—2.8% Bayerische Motoren Werke (BMW) AG	136,000	4,622,471

Compagnie de Saint Gobain	7,800	1,162,924

Nissan Motor Co.	415,000	2,815,098

PSA Peugeot Citroen	13,498	3,740,032 12,340,525

Leisure & Entertainment—0.1% Mattel, Inc.	28,300	503,740

Media—0.4% Singapore Press Holdings Ltd.	180,000	1,940,513

Retail: Specialty—5.6% Boots Co. plc	981,396	8,323,202

FamilyMart Co.	121,800	2,162,919

Great Universal Stores (The) plc	832,052	6,997,517

Kingfisher plc	1,100,000	6,953,837 24,437,475

Textile/Apparel & Home Furnishings—0.3% Yue Yuen Industrial Holdings Ltd.	717,400	1,273,878

Consumer Staples—10.6%

Beverages—0.4% Cadbury Schweppes plc	283,000	1,830,241

Broadcasting—0.3% Clear Channel Communications, Inc.[1]	23,000	1,402,310

Entertainment—3.3% Learning Technology plc[1,2]	510,000	—

McDonald’s Corp.	355,900	10,776,652

Nintendo Co. Ltd.	19,000	3,677,832 14,454,484

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	Shares	Market Value See Note 1

Food—1.9% Groupe Danone[1]	64,200	$ 8,380,052

Food & Drug Retailers—2.5% CVS Corp.	47,200	2,591,280

Kroger Co.[1]	331,000	8,255,140 10,846,420

Household Goods—2.2% Gillette Co.	38,400	1,110,912

Kao Corp.	86,000	2,243,730

Reckitt Benckiser plc	119,742	1,587,084

Shiseido Co. Ltd.	446,000	4,504,292 9,446,018

Energy—6.0%

Energy Services—0.9% Halliburton Co.	87,700	4,099,098

Oil: Domestic—4.6% Anadarko Petroleum Corp.	34,800	2,178,828

Phillips Petroleum Co.	29,500	1,909,830

Texaco, Inc.	129,000	9,210,600

Tosco Corp.	73,300	3,660,602

Unocal Corp.	70,000	2,705,500

USX–Marathon Group, Inc.	7,900	255,565 19,920,925

Oil: International—0.5% Suncor Energy, Inc.	84,000	2,260,285

Financial—23.4%

Banks—10.2% Banca Popolare Commercio e Industria	106,400	1,298,659

Banco Popular Espanol SA	104,600	3,439,968

DBS Group Holdings Ltd.	205,000	1,643,355

Empresa Nacional de Comercio Redito e Participacoes SA, Preference[1,2]	3,050,000	5,814

FleetBoston Financial Corp.	70,000	2,911,300

Lloyds TSB Group plc	525,192	5,222,614

M&T Bank Corp.	116,600	8,809,130

Nordea AB	752,952	4,194,146

PNC Financial Services Group	17,000	1,177,250

Shizuoka Bank Ltd. (The)	300,000	2,595,523

Wells Fargo Co.	280,000	13,182,400 44,480,159

10 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Market Value See Note 1

Diversified Financial—10.5% Citigroup, Inc.	155,333	$ 7,960,816

Fannie Mae	25,800	2,126,952

Freddie Mac	310,700	20,568,340

Household International, Inc.	114,800	7,537,768

John Hancock Financial Services, Inc.	54,000	2,138,940

Nikko Securities Co. Ltd.	708,000	5,750,042 46,082,858

Insurance—2.7% American General Corp.	34,000	1,537,820

Aon Corp.	24,000	840,000

Canada Life Financial Corp.	52,000	1,541,164

XL Capital Ltd., Cl. A	42,999	3,418,500

Zurich Financial Services AG	13,400	4,496,544 11,834,028

Healthcare—9.6%

Healthcare/Drugs—9.2% American Home Products Corp.	82,700	5,234,910

AstraZeneca Group plc	91,636	4,323,778

Essilor International SA	10,000	2,703,844

GlaxoSmithKline plc	205,086	5,570,520

Lilly (Eli) & Co.	27,300	2,312,310

Merck & Co., Inc.	17,400	1,270,026

Novartis AG	170,000	6,467,391

Pfizer, Inc.	27,700	1,188,053

Sankyo Co. Ltd.	213,000	4,347,122

Schering–Plough Corp.	55,000	2,307,250

Teva Pharmaceutical Industries Ltd., ADR	80,000	4,620,800 40,346,004

Healthcare/Supplies & Services—0.4% Terumo Corp.	84,000	1,569,433

Technology—7.5%

Computer Hardware—1.2% Compaq Computer Corp.	77,700	1,242,423

Dell Computer Corp.[1]	147,000	3,580,920

Sun Microsystems, Inc.[1]	14,200	233,874 5,057,217

11 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

	Shares	Market Value See Note 1

Computer Software—1.5% Amadeus Global Travel Distribution SA	173,500	$ 1,132,351

Microsoft Corp.[1]	16,000	1,106,880

Sabre Holdings Corp.[1]	80,955	4,229,089 6,468,320

Communications Equipment—2.0% Agere Systems, Inc.[1]	294,000	2,058,000

Alcatel SA	99,000	2,513,176

Nokia Corp., Sponsored ADR, A Shares	138,000	4,035,120

Vodafone Group plc	4,712	12,133 8,618,429

Electronics—2.8% Analog Devices, Inc.[1]	60,800	2,708,640

Applied Materials, Inc.[1]	62,600	3,125,618

Matsushita Electric Works Ltd.	375,000	4,450,008

Texas Instruments, Inc.	56,000	1,910,720 12,194,986

Transportation—2.3%

Air Transportation—0.0% BAA plc[3]	21,600	186,258

Railroads & Truckers—1.3% Canadian Pacific Ltd.	50,892	2,090,654

Yamato Transport Co. Ltd.	164,000	3,616,226 5,706,880

Shipping—1.0% TNT Post Group NV	200,000	4,453,290

Utilities—4.3%

Electric Utilities—3.7% Exelon Corp.	101,600	6,890,512

Hongkong Electric Holdings Ltd.	1,950,000	6,775,174

National Grid Group plc	320,809	2,565,823 16,231,509

Gas Utilities—0.6% Tokyo Gas Co. Ltd. Total Common Stocks (Cost $390,545,761)	834,000	2,470,695 424,490,866

12 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Market Value See Note 1

Short-Term Notes—3.3%
Federal Home Loan Bank, 4.05%, 6/1/01	$8,950,000	$ 8,950,000

Federal National Mortgage Assn., 4.06%, 6/5/01 Total Short-Term Notes (Cost $14,407,537)	5,460,000	5,457,537 14,407,537

Total Investments, at Value (Cost $404,953,298)	100.4%	438,898,403

Liabilities in Excess of Other Assets	(0.4)	(1,668,817)

Net Assets	100.0%	$437,229,586

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Identifies issues considered to be illiquid—See Note 6 of Notes to Financial Statements.
3. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographic Diversification	Market Value	Percent

United States	$ 229,315,105	52.2%
Great Britain	55,044,613	12.5
Japan	51,107,730	11.6
France	27,101,049	6.2
Switzerland	14,427,172	3.3
Canada	11,460,743	2.6
The Netherlands	8,744,265	2.0
Hong Kong	8,049,051	1.8
Finland	5,288,890	1.2
Germany	4,622,471	1.1
Israel	4,620,800	1.1
Spain	4,572,319	1.0
Sweden	4,194,146	1.0
Singapore	3,583,868	0.8
Greece	3,427,457	0.8
Poland	2,034,250	0.5
Italy	1,298,659	0.3
Brazil	5,815	0.0

Total	$438,898,403	100.0%

See accompanying Notes to Financial Statements.

13 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES Unaudited

May 31, 2001

Assets
Investments, at value (cost $404,953,298)—see accompanying statement	$ 438,898,403

Cash	641,334

Receivables and other assets: Interest and dividends	1,241,668
Investments sold	537,128
Shares of capital stock sold	526,300
Other Total assets	47,716 441,892,549

Liabilities
Unrealized depreciation on foreign currency contracts	163,042

Payables and other liabilities: Investments purchased	2,527,000
Shares of capital stock redeemed	1,597,451
Distribution and service plan fees	181,358
Directors’ compensation	45,115
Transfer and shareholder servicing agent fees	3,274
Other Total liabilities	145,723 4,662,963

Net Assets	$437,229,586

Composition of Net Assets
Par value of shares of capital stock	$ 267,802

Additional paid-in capital	404,130,687

Accumulated net investment income	208,672

Accumulated net realized loss on investments and foreign currency transactions	(1,126,721)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies Net Assets	33,749,146 $437,229,586

14 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES Continued

May 31, 2001 / Unaudited

Net Asset Value Per Share
Class A Shares: Net asset value and redemption price per share (based on net assets of $283,335,805 and 17,120,160 shares of capital stock outstanding)	$16.55
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$17.56

Class B Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $109,482,564 and 6,866,733 shares of capital stock outstanding)	$15.94

Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,325,625 and 2,788,129 shares of capital stock outstanding)	$15.90

Class N Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $85,592 and 5,175 shares of capital stock outstanding)	$16.54
See accompanying Notes to Financial Statements.

15 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended May 31, 2001

Investment Income
Dividends (net of foreign withholding taxes of $306,810)	$ 4,036,568

Interest Total income	358,290 4,394,858

Expenses
Management fees	1,636,767

Distribution and service plan fees: Class A	579,202
Class B	558,464
Class C	221,163
Class N	32

Administrative fees	548,962

Transfer and shareholder servicing agent fees	315,157

Custodian fees and expenses	51,898

Shareholder reports	42,299

Directors’ compensation	9,884

Other Total expenses	189,075 4,152,903
Less expenses paid indirectly Net expenses	(7,157) 4,145,746

Net Investment Income	249,112

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on: Investments	10,886,422
Foreign currency transactions Net realized gain	(9,567,624) 1,318,798

Net change in unrealized appreciation (depreciation) on: Investments	(1,875,405)
Translation of assets and liabilities denominated in foreign currencies Net change Net realized and unrealized gain	4,235,801 2,360,396 3,679,194

Net Increase in Net Assets Resulting from Operations	$3,928,306
See accompanying Notes to Financial Statements.

16 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2001 (Unaudited)	Year Ended Nov. 30, 2000

Operations
Net investment income	$ 249,112	$ 1,355,697

Net realized gain (loss)	1,318,798	52,685,451

Net change in unrealized appreciation (depreciation)	2,360,396	(47,185,343)

Net increase in net assets resulting from operations	3,928,306	6,855,805

Dividends and/or Distributions to Shareholders
Dividends from net investment income: Class A	—	(3,437,044)
Class B	—	(751,093)
Class C	—	(328,253)
Class N	—	—

Distributions from net realized gain: Class A	(25,099,550)	(66,722,895)
Class B	(10,310,920)	(28,191,271)
Class C	(4,105,983)	(11,436,021)
Class N	—	—

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions: Class A	19,646,771	4,737,385
Class B	4,385,142	(1,132,826)
Class C	2,918,934	(1,436,939)
Class N	86,158	—

Net Assets
Total decrease	(8,551,142)	(101,843,152)

Beginning of period	445,780,728	547,623,880

End of period (including accumulated net investment income of $208,672 and $40,440, respectively)	$437,229,586	$445,780,728

See accompanying Notes to Financial Statements.

17 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months Ended					Year Ended
	May 31, 2001				Nov. 30,
Class A	(Unaudited)	2000	1999	1998	1997	1996

Per Share Operating Data
Net asset value, beginning of period	$ 17.93	$ 22.05	$ 19.37	$ 18.50	$ 16.48	$ 15.49

Income (loss) from investment operations: Net investment income (loss)	.03	.10	(.02)	.03	.03	.03
Net realized and unrealized gain	.16	.24	3.90	1.63	2.55	2.33

Total income from investment operations	.19	.34	3.88	1.66	2.58	2.36

Dividends and/or distributions to shareholders: Dividends from net investment income	—	(.22)	—	(.03)	(.01)	(.13)
Dividends in excess of net investment income	—	—	(.09)	—	—	—
Distributions from net realized gain	(1.57)	(4.24)	(1.11)	(.76)	(.55)	(1.24)

Total dividends and/or distributions to shareholders	(1.57)	(4.46)	(1.20)	(.79)	(.56)	(1.37)

Net asset value, end of period	$16.55	$17.93	$22.05	$19.37	$18.50	$16.48

Total Return, at Net Asset Value[1]	0.87%	1.47%	21.64%	9.38%	16.24%	16.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$283,336	$285,836	$346,067	$295,596	$267,636	$192,000

Average net assets (in thousands)	$284,131	$325,539	$318,701	$291,554	$233,020	$174,838

Ratios to average net assets:[2] Net investment income (loss)	0.33%	0.47%	(0.11)%	0.09%	0.17%	0.19%
Expenses	1.68%	1.70%	1.75%	1.76%[3]	1.73%[3]	1.88%[3]

Portfolio turnover rate	40%	104%	78%	59%	32%	48%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
See accompanying Notes to Financial Statements.

18 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS Continued

	Six Months Ended					Year Ended
	May 31, 2001				Nov. 30,
Class B	(Unaudited)	2000	1999	1998	1997	1996

Per Share Operating Data
Net asset value, beginning of period	$ 17.38	$ 21.50	$ 18.92	$ 18.14	$ 16.25	$ 15.30

Income (loss) from investment operations: Net investment loss	(.02)	(.02)	(.13)	(.06)	(.04)	—
Net realized and unrealized gain	.15	.25	3.82	1.60	2.48	2.26

Total income from investment operations	.13	.23	3.69	1.54	2.44	2.26

Dividends and/or distributions to shareholders: Dividends from net investment income	—	(.11)	—	—	—	(.07)
Dividends in excess of net investment income	—	—	— [1]	—	—	—
Distributions from net realized gain	(1.57)	(4.24)	(1.11)	(.76)	(.55)	(1.24)

Total dividends and/or distributions to shareholders	(1.57)	(4.35)	(1.11)	(.76)	(.55)	(1.31)

Net asset value, end of period	$15.94	$17.38	$21.50	$18.92	$18.14	$16.25

Total Return, at Net Asset Value[2]	0.53%	0.91%	21.05%	8.89%	15.61%	16.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109,483	$114,765	$143,632	$129,071	$98,457	$38,634

Average net assets (in thousands)	$112,025	$128,686	$134,690	$118,617	$67,317	$27,351

Ratios to average net assets:[3] Net investment loss	(0.28)%	(0.09)%	(0.61)%	(0.41)%	(0.34)%	(0.03)%
Expenses	2.27%	2.24%	2.25%	2.27%[4]	2.24%[4]	2.41%[4]

Portfolio turnover rate	40%	104%	78%	59%	32%	48%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
See accompanying Notes to Financial Statements.

19 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

	Six Months Ended					Year Ended
	May 31, 2001				Nov. 30,
Class C	(Unaudited)	2000	1999	1998	1997	1996

Per Share Operating Data
Net asset value, beginning of period	$ 17.33	$ 21.46	$ 18.89	$ 18.11	$ 16.22	$ 15.26

Income (loss) from investment operations: Net investment loss	(.02)	(.02)	(.12)	(.06)	(.03)	(.04)
Net realized and unrealized gain	.16	.25	3.80	1.60	2.47	2.29

Total income from investment operations	.14	.23	3.68	1.54	2.44	2.25

Dividends and/or distributions to shareholders: Dividends from net investment income	—	(.12)	—	—	—	(.05)
Dividends in excess of net investment income	—	—	—[1]	—	—	—
Distributions from net realized gain	(1.57)	(4.24)	(1.11)	(.76)	(.55)	(1.24)

Total dividends and/or distributions to shareholders	(1.57)	(4.36)	(1.11)	(.76)	(.55)	(1.29)

Net asset value, end of period	$15.90	$17.33	$21.46	$18.89	$18.11	$16.22

Total Return, at Net Asset Value[2]	0.59%	0.91%	21.02%	8.90%	15.64%	16.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,326	$45,179	$57,925	$51,060	$38,769	$16,149

Average net assets (in thousands)	$44,371	$51,539	$52,348	$47,322	$26,735	$10,152

Ratios to average net assets:[3] Net investment loss	(0.26)%	(0.10)%	(0.61)%	(0.41)%	(0.34)%	(0.07)%
Expenses	2.27%	2.24%	2.25%	2.27%[4]	2.24%[4]	2.43%[4]

Portfolio turnover rate	40%	104%	78%	59%	32%	48%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
See accompanying Notes to Financial Statements.

20 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS Continued

Period Ended
May 31, 2001[1]
Class N	(Unaudited)

Per Share Operating Data
Net asset value, beginning of period	$ 16.58

Income (loss) from investment operations: Net investment income	.03
Net realized and unrealized loss	(.07)
Total loss from investment operations	(.04)

Dividends and/or distributions to shareholders: Dividends from net investment income	—
Dividends in excess of net investment income	—
Distributions from net realized gain	—
Total dividends and/or distributions to shareholders	—

Net asset value, end of period	$16.54

Total Return, at Net Asset Value[2]	(0.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86

Average net assets (in thousands)	$26

Ratios to average net assets:[3] Net investment income	2.26%
Expenses	1.76%

Portfolio turnover rate	40%

1. For the period from March 1, 2001 (inception of offering) to May 31, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements.

21 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies
Oppenheimer Quest Global Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with remaining maturities of sixty days or less a re valued at amortized cost (which approximates market value).

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

22 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Directors’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended May 31, 2001, a credit of $603 was made for the Fund’s projected benefit obligations and payments of $916 were made to retired directors, resulting in an accumulated liability of $38,920 as of May 31, 2001.
     The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

23 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results coul d differ from those estimates.

24 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Capital Stock
The Fund has authorized 100 million shares of $0.01 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

	Six Months Ended May 31, 2001[1]		Year Ended November 30, 2000
	Shares	Amount	Shares	Amount

Class A Sold	6,560,196	$ 107,920,090	14,172,776	$ 253,500,465
Dividends and/or distributions reinvested	1,420,348	23,975,487	3,701,280	66,549,026
Redeemed	(6,802,006)	(112,248,806)	(17,624,846)	(315,312,106)

Net increase	1,178,538	$ 19,646,771	249,210	$ 4,737,385

Class B Sold	549,923	$ 8,788,626	850,350	$ 14,822,911
Dividends and/or distributions reinvested	582,306	9,497,632	1,560,679	27,343,111
Redeemed	(870,556)	(13,901,116)	(2,487,836)	(43,298,848)

Net increase (decrease)	261,673	$ 4,385,142	(76,807)	$ (1,132,826)

Class C Sold	683,674	$ 10,763,895	573,203	$ 9,961,751
Dividends and/or distributions reinvested	199,026	3,235,955	601,625	10,510,390
Redeemed	(701,800)	(11,080,916)	(1,267,073)	(21,909,080)

Net increase (decrease)	180,900	$ 2,918,934	(92,245)	$ (1,436,939)

Class N Sold	5,175	$ 86,158	—	$ —
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	5,175	$ 86,158	—	$ —

1. For the six months ended May 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to May 31, 2001, for Class N shares.

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 31, 2001, were $172,177,557 and $177,971,820, respectively.

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $400 million of average annual net assets of the Fund, 0.70% of the next $400

25 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

million and 0.65% of average annual net assets in excess of $800 million. The Fund’s management fee for the six months ended May 31, 2001, was an annualized rate of 0.75%, before any waiver by the Manager if applicable.

Administration Fees. Under a separate administration agreement, the Manager provides admistrative services to the Fund and handles its business affairs at a fee of 0.25% of the Fund’s average daily net assets.

Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the six months ended May 31, 2001, the Manager paid $557,172 to the Sub-Advisor.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed-upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.
Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]	Commissions on Class N Shares Advanced by Distributor[1]

May 31, 2001	$216,432	$33,779	$128,114	$226,682	$41,000	$—
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

May 31, 2001	$8,001	$105,132	$3,711	$—

The Fund has adopted Distribution and Service Plans for Class A, Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund. (The Board of Directors can set this rate up to 0.25%.) Effective January 1, 2001, the asset-based sales charge rate for Class A shares was voluntarily reduced from 0.20% to 0.15% of average annual net assets representing Class A

26 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates   Continued
shares. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits compensation to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended May 31, 2001, payments under the Class A plan totaled $579,202 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $18,443 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year can not be recovered in subsequent years.

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investor s to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.
     Distribution fees paid to the Distributor for the six months ended May 31, 2001, were as follows:
	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$558,464	$429,259	$1,248,634	1.14%
Class C Plan	221,163	20,712	712,458	1.61
Class N Plan	32	—	—	—

27 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of May 31, 2001, the Fund had outstanding foreign currency contracts as follows:
Contract Description	Expiration Date	Contract Amount (000s)	Valuation as of March 31, 2001	Unrealized Depreciation

Contracts to Sell Japanese Yen [JPY]	6/25/01	JPY625,706	$5,281,085	$163,042

6. Illiquid Securities
As of May 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of May 31, 2001, was $5,814, which represents less than 0.01% of the Fund’s net assets.

7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the six months ended or at May 31, 2001.

28 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

29 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

30 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

Officers and Directors	Bridget A. Macaskill, President and Chairman of the Board of Directors
Paul Y. Clinton, Director
Thomas W. Courtney, Director
Robert G. Galli, Director
Lacy B. Herrmann, Director
Brian Wruble, Director
O. Leonard Darling, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Sub-Advisor	OpCap Advisors

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	Citibank, N.A

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048–0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.
31 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

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